Fees Summary	Feb. 03, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	17,237.53
Total Transaction Valuation	124,819,207.60
Total Offset Amount	0.00
Net Fee	$ 17,237.53